UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2013

INGEN TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Georgia	000-28704	88-0429044
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3410 La Sierra Ave.,Suite F 507 Riverside, CA	92503
(Address of Principal Executive Offices)	(Zip Code)

      909-688-7840

(Registrant’s telephone number, including area code)

      Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14.a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

In connection with the Special Meeting with the Board of Directors of Ingen Technologies, Inc., a Georgia corporation, and pursuant to the majority vote of the Beneficial Shareholder on April 15, 2013, the following members were elected to serve on the Board of Directors.

Gary B. Tilden, Chairman of the Board

Thomas J. Neavitt, Director

Richard Campbell, Director

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 16, 2013

INGEN TECHNOLOGIES, INC.

By: /s/ Gary B. Tilden

Gary B. Tilden,

Chairman of the Board
Chief Operations Officer